Exhibit 10.5

                          EXHIBIT A - WARRANT AGREEMENT




                           PHOTOGEN TECHNOLOGIES, INC.

                                       and

                                FARCAP GROUP, LLC


                          ----------------------------


                                WARRANT AGREEMENT

                           Dated as of August 9 , 1999

                  WARRANT AGREEMENT dated as of August 9, 1999, between PHOTOGEN TECHNOLOGIES, INC. , a Nevada corporation (the "Company"), and FARCAP GROUP, LLC, a Nevada Limited Liability Company (the "Holder").

                  WHEREAS, the Company proposes to sell Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), for $0.001, to purchase up to an aggregate of 1,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), each Warrant entitling the holder thereof to purchase one Warrant Share.

                  NOW, THEREFORE, in consideration of the premises and the payment by Holder of $1,000.00, receipt of which is hereby acknowledge by the Company, and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1. WARRANT CERTIFICATES. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Annex A and B attached hereto.

                  SECTION 2. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                  Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

                  SECTION 3. REGISTRATION. The Company shall number and register the Warrant Certificates in a register as they are issued by the Company. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

                  SECTION 4. REGISTRATION OF TRANSFERS AND EXCHANGES. The Company shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer duly executed by the registered holder or holders

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thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

                  The Holder agrees that each certificate representing Warrant Shares will bear the following legend:

                  "The securities evidenced or constituted hereby have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required."

                  Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Company.

                  SECTION 5. TERMS OF WARRANTS, EXERCISE OF WARRANTS. Subject to the terms of this Agreement and the Warrant Certificates set forth as Annex A and B, respectively, the Warrant holder shall have the right, commencing at the opening of business on the respective dates set forth on the Warrant Certificates and until 5:00 p.m., Pacific time on August 9, 2004 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Warrant holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price in cash then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., Pacific time, on August 9, 2004 shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends payable in cash will be made upon exercise of the Warrants.

                  A Warrant may be exercised upon surrender to the Company at its principal office of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the exercise price (the "Exercise Price") which is set forth in the form of Warrant Certificates attached hereto as Annex A and B as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company.

                  Upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder in the name of the holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in
Section 11; PROVIDED, HOWEVER, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 11. Such certificate or certificates shall be deemed to have been issued to the holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued pursuant to the provisions of this Section.

                  All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company. Such canceled Warrant Certificates shall then be disposed of by the Company.

                  SECTION 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 7. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                  SECTION 8. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  The Company or, if appointed, the transfer agent for the Common Stock (the

"Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 11. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to
Section 12 hereof.

                  Before taking any action which would cause an adjustment pursuant to Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  SECTION 9. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

                  SECTION 10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. For purposes of this Section 10, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

                  (a)      ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.

                  If the Company:

                           (1)  pays a dividend or makes a distribution
         on its Common Stock in shares of its Common Stock;

                           (2)  subdivides its outstanding shares of
         Common Stock into a greater number of shares;

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                           (3)  combines its outstanding shares of Common
         Stock into a smaller number of shares;

                           (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                           (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

                  Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b)      ADJUSTMENT FOR RIGHTS ISSUE.

                  If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                                O  +  N x P
                                                      -----
                                    E'  =   E  x        M
                                                   ------------
                                                      O + N

where:

         E' = the adjusted Exercise Price.

         E  = the current Exercise Price.

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         O  = the number of shares of Common Stock outstanding on the record date.

         N  = the number of additional shares of Common Stock offered.

         P  = the offering price per share of the additional shares.

         M = the current market price per share of Common Stock on the record date.

                  The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If, at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  This subsection (b) does not apply to any of the transactions described in subsction (a) of this Section.

                  (c)      ADJUSTMENT FOR OTHER DISTRIBUTIONS.

                  If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                    E'  =  E  x    M  -  F
                                                  ---------
                                                      M

where:

         E' = the adjusted Exercise Price.

         E  = the current Exercise Price.

         M = the current market price per share of Common Stock on the record date mentioned below.

         F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

                  The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This subsection (c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this subsection does not apply to any transaction in subsection (a) or rights, options or warrants referred to in subsection (b) of this Section 10.

                  (d)      ADJUSTMENT FOR COMMON STOCK ISSUE.

                  If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                                         P
                                                        ---
                                    E'  =  E  x    O  +  M
                                                  ---------
                                                      A

where:

         E' = the adjusted Exercise Price.

         E  = the then current Exercise Price.

         O = the number of shares outstanding immediately prior to the issuance of such additional shares.

         P = the aggregate consideration received for the issuance of such additional shares.

         M = the current market price per share on the date of issuance of such additional shares.

         A = the number of shares outstanding immediately after the issuance of such additional shares.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  This subsection (d) does not apply to:

                           (1)  any of the transactions described in
         subsections (a), (b) or (c) of this Section 10,

                           (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

                           (3) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection
         (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder),

                           (4) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

                           (5) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

                           (6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting or

                           (7) Common Stock issued in a bona fide private placement (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 25%).

                  (e)      ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE.

                  If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 10) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                                        P
                                                       ---
                                    E'  =  E  x   O  +  M
                                                  --------
                                                  O  +  D

where:

         E' = the adjusted Exercise Price.

         E  = the then current Exercise Price.

         O = the number of shares outstanding immediately prior to the issuance of such securities.

         P = the aggregate consideration received for the issuance of such securities.

         M = the current market price per share on the date of issuance of such securities.

         D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

                  This subsection (e) does not apply to:

                           (1)  any of the transaction referred to in
         subsection (a), (b), (c) or (d) of this Section 10.

                           (2) convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

                           (3) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting or

                           (4) convertible securities issued in a bona fide private placement (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution, shall exceed 25% of the then current market price).

                  (f)      CURRENT MARKET PRICE.

                  In subsections (b), (c), (d) and (e) of this Section 10 the current market price per share of Common Stock on any date shall be the fair market value per Warrant Share which shall mean (i) if the Common Stock is in the over-the-counter market and not in The Nasdaq National Market nor on any national securities exchange, the average of the per share closing bid price on the 20 consecutive trading days immediately preceding the date in question, as reported by The Nasdaq Small Cap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq Small Cap Market), or (ii) if the Common Stock is traded in The Nasdaq National Market or on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices in The Nasdaq National Market or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by The Nasdaq Small Cap Market, the applicable bid price referred to in said clause shall be the lowest bid price as reported on the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, and, if such securities are not so reported, shall be the price of a share of

Common Stock determined by the Company's Board of Directors in good faith. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in The Nasdaq National Market or on the national securities exchange on which the Common Stock is then listed. in accordance with the first paragraph of
Section 5 of this Agreement.

                  (g)      CONSIDERATION RECEIVED.

                  For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 10, the following shall apply:

                           (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                           (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution, a copy of which shall be mailed to each holder; and

                           (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

                  (h)      WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED.

                  No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                  (i)      WHEN NO ADJUSTMENT REQUIRED.

                  No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) of this Section 10 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

                  No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

                  No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                  (j)      NOTICE OF ADJUSTMENT.

                  Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

                  (k)      VOLUNTARY REDUCTION.

                  The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; PROVIDED, HOWEVER, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

                  Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

                  A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b),
(c), (d) and (e) of this Section 10.

                  (l)      NOTICE OF CERTAIN TRANSACTIONS.

                  If the Company:

                           (1)  takes any action that would require an
         adjustment in the Exercise Price pursuant to subsections (a), (b),
         (c), (d) or (e) of this Section 10 and if the Company does not arrange for Warrant holders to participate pursuant to subsection
         (i) of this Section 10;

                           (2)  takes any action that would require a
         supplemental Warrant Agreement pursuant to subsection (m) of this
         Section 10; or

                           (3)  liquidates or dissolves,

then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 20 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                  (m)      REORGANIZATION OF COMPANY.

                  If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after such transaction if the holder had exercised the Warrant immediately before the effective date of such transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

                  If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

                  If this subsection (m) applies, subsections (a), (b), (c),
(d) and (e) of this Section 10 do not apply.

                  (n)      WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED.

                  In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                  (o)      ADJUSTMENT IN NUMBER OF SHARES.

                  Upon each adjustment of the Exercise Price pursuant to this
Section 10, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                    N'  =  N   x     E
                                                  -------
                                                     E'
where:

         N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

         N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

         E' = the adjusted Exercise Price.

         E  = the Exercise Price prior to adjustment.

                  (p)      FORM OF WARRANTS.

                  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  SECTION 11. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

                  SECTION 12. NOTICES TO WARRANT HOLDERS. Upon any adjustment of the Exercise Price pursuant to Section 10, the Company shall promptly thereafter (i) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

                  In case:

                  (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof); or

                  (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company proposes to take any action (other than actions of the character described in Section 10(a)) which would require an adjustment of the Exercise Price pursuant to Section 10; then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                  Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

                  SECTION 13. NOTICES TO COMPANY. Any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company), as follows:

                  Photogen Technologies, Inc.
                  7327 Oak Ridge Highway, Suite B
                  Knoxville, TN 37931
                  Attention: John T. Smolik, President

                  With copy to

                  Theodore W. Grippo, Esq.
                  Grippo & Elden
                  227 West Monroe Street, Suite 3600
                  Chicago, IL 60606

                  In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Transfer Agent.

                  SECTION 14. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant holders may from time to time supplement or amend this Agreement with the approval of all holders of Warrant Certificates.

                  SECTION 15. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 16. TERMINATION. This Agreement shall terminate at 5:00 p.m., Pacific time on August 9, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

                  SECTION 17. GOVERNING LAW; JURISDICTION AND VENUE. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Tennessee and for all purposes shall be construed in accordance with the internal laws of said State, PROVIDED, HOWEVER, that if, as a result of the Company's incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

                  SECTION 18. TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. The Warrants may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to compliance with such laws, title to the Warrants may be transferred by endorsement (by the Holder executing the Assignment Form annexed to the Warrant Certificate) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  SECTION 19. EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of theWarrant Certicate for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Agreement with respect to compliance with applicable securities laws and with the limitations on assignments and transfers and contained in Section 18, the Company at its expense shall issue to or on the order of the Holder a new Warrant Certificate of like tenor, in the name of the Holder or as the Holder may direct, for the number of shares issuable upon exercise hereof.

                  SECTION 20. COMPLIANCE WITH SECURITIES LAWS. The Holder agrees that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the federal or any state securities laws. Prior to any proposed transfer of this Warrant, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder shall be entitled to transfer this Warrant in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each Warrant transferred as above provided shall bear the legend set forth at the beginning of the form Warrant Certificates annexed hereto as Annex A and B, as the case may be .

                  SECTION 21. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Holder and the registered holders of the Warrant
Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Holder and the registered holders of the Warrant
Certificates.

                  SECTION 22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       PHOTOGEN TECHNOLOGIES, INC.



                                       By:    /s/ John T. Smolik
                                          ----------------------------
                                            John T. Smolik, President

[Seal]

Attest:      /s/ Eric Wachter
        ----------------------------
                Secretary

                                       FARCAP GROUP, LLC

                                       By:      /s/ Yale Farar
                                           -------------------------
                                              Yale Farar, Manager

                                                                     Annex A

                        [Form of Warrant Certificate # 1]

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN
COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  EXERCISABLE ON OR BEFORE August 9, 2004

                                                        No. 1   500,000 Warrants

                               Warrant Certificate

                           PHOTOGEN TECHNOLOGIES, INC.

                  This Warrant Certificate certifies that FARCAP GROUP, LLC, or registered assigns, is the registered holder of Warrants expiring August 9, 2004 (the "Warrants") to purchase Common Stock, par value $0.001 per share (the "Common Stock"), of PHOTOGEN TECHNOLOGIES, INC., a Nevada corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company at any time after the earlier of (1) the consummation of a Value-added Transaction (as defined in that that certain Consulting Agreement dated August 9, 1999 by and between the Company and Farcap Group, LLC, (the "Consulting Agreement") or (2) August 9, 2000, and on or before 5:00 p.m. Pacific Time on August 9, 2004, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $9.45 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Notwithstanding anything herein to the contrary, the right to exercise these Warrants shall terminate and be of no further force and effect if either Farcap or the Company shall terminate the Consulting Agreement effective on August 9, 2000 in accordance with provisions of
Section 2 of the Consulting Agreement.

                  No Warrant may be exercised after 5:00 p.m., Pacific Time on August 9, 2004, and to the extent not exercised by such time such Warrants shall become void.

                  This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Tennessee, PROVIDED, HOWEVER, that if, as a result of the Company's incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

                  Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 9, 2004 entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 9, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to Farcap Group Ltd. (the "Holder"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time on or before August 9, 2004. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                  Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                  IN WITNESS WHEREOF, PHOTOGEN TECHNOLOGIES, INC. has caused this Warrant Certificate to be signed by its President and by its Secretary, and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: August 9, 1999

                                       PHOTOGEN TECHNOLOGIES, INC.


                                       By   /s/ John T. Smolik
                                          -------------------------
                                                President


                                       By   /s/ Eric Wachter
                                          -------------------------
                                                Secretary

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of PHOTOGEN TECHNOLOGIES, INC. in the amount of $_______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is _______________ ____________________________________________________________ and that such shares be delivered to _____________________________________ whose address is
___________________________________________________________________________.
If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ____________________________________, whose address is _______
_______________________________________________________________ and that such
Warrant Certificate be delivered to ______________________________, whose address is _____________________________________________.

                                       Signature:

Date:

                                                                 Annex B

                        [Form of Warrant Certificate # 2]

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR
HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN
COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  EXERCISABLE ON OR BEFORE August 9, 2004

                                                       No. 2  500,000 Warrants

                               Warrant Certificate

                           PHOTOGEN TECHNOLOGIES, INC.

                  This Warrant Certificate certifies that FARCAP GROUP, LLC, or registered assigns, is the registered holder of Warrants expiring August 9, 2004 (the "Warrants") to purchase Common Stock, par value $0.001 per share (the "Common Stock"), of PHOTOGEN TECHNOLOGIES, INC., a Nevada corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company at any time after August 9, 1999 and on or before 5:00 p.m. Pacific Time on August 9, 2004, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $9.45 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 p.m., Pacific Time on August 9, 2004, and to the extent not exercised by such time such Warrants shall become void.

                  This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Tennessee, PROVIDED, HOWEVER, that if, as a result of the Company's incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

                  Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 9, 2004 entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 9, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to Farcap Group Ltd. (the "Holder"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Holder and the holders (the words "holders" or "holder" meaning the registered holders or registered holder and any transferee of the registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time on or before August 9, 2004. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

                  Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                  IN WITNESS WHEREOF, PHOTOGEN TECHNOLOGIES, INC. has caused this Warrant Certificate to be signed by its President and by its Secretary, and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: August 9, 1999

                                       PHOTOGEN TECHNOLOGIES, INC.


                                       By
                                          -------------------------
                                                   President



                                       By
                                          -------------------------
                                                   Secretary

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of PHOTOGEN TECHNOLOGIES, INC. in the amount of $_______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is ________________ __________________________________________________________ and that such shares be delivered to ___________________________________ whose address is
___________________________________________________________________________.
If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of __________________________________, whose address is
__________ _______________________________________________________________
and that such Warrant Certificate be delivered to _________________________________, whose address is_____________________________________________.

                                       Signature:

Date: